EXHIBIT 99.1

Woodward Reports Second Quarter Fiscal Year 2026 Results

Raising Sales and Earnings Guidance Based on Strong Second Quarter and Confidence in the Second Half Outlook

FORT COLLINS, Colo., April 29, 2026 (GLOBE NEWSWIRE) -- Woodward, Inc. (NASDAQ:WWD) today reported financial results for its second quarter ended March 31, 2026.

All amounts are presented on an as reported (U.S. GAAP) basis unless otherwise indicated. All per share amounts are presented on a fully diluted basis. All comparisons are made to the same period of the prior year unless otherwise stated. All references to years are references to the Company’s fiscal year unless otherwise stated.

Second Quarter Overview

	Second Quarter 2026	Year-to-Date 2026
Net sales	$1.1B, +23%	$2.1B, +26%
Net earnings	$134M, +23%	$268M, +37%
Adjusted net earnings[1]	$139M, +35%	$273M, +47%
Earnings per share (EPS)	$2.19, +23%	$4.36, +36%
Adjusted EPS[1]	$2.27, +34%	$4.44, +46%
Net cash provided by operating activities	$91M, +17%	$205M, +83%
Free cash flow[1]	$38M, -36%	$109M, +80%

"We delivered outstanding second quarter results reflecting robust demand and strong execution across both segments,” said Chip Blankenship, Chairman and Chief Executive Officer. “Aerospace performance was largely driven by continued strength in commercial services activity and OEM demand. Industrial grew across the board in transportation, power generation, and oil and gas.

“Based on our first half performance and continued demand strength, we are raising our full-year outlook. We remain focused on executing in a dynamic environment while continuing to invest in innovation and operational excellence to deliver sustained profitable growth and long-term shareholder value.”

Second Quarter Fiscal Year 2026 Company Results

Total Company Results (Dollars in millions, except per share amounts)
	Three Months Ended March 31,			Six Months Ended March 31,
	2026	2025	Year over Year	2026	2025	Year over Year
Income Statement
Net sales	$1,091	$884	23%	$2,087	$1,656	26%
Net earnings	134	109	23%	268	196	37%
Adjusted net earnings	139	103	35%	273	186	47%
EPS	$2.19	$1.78	23%	$4.36	$3.20	36%
Adjusted EPS	$2.27	$1.69	34%	$4.44	$3.04	46%
EBIT[1]	179	144	24%	358	257	39%
Adjusted EBIT[1]	186	136	36%	364	243	50%
Effective tax rate	20.0%	18.1%	190 bps	20.5%	16.5%	400 bps
Adjusted effective tax rate[1]	20.2%	17.7%	250 bps	20.5%	16.1%	440 bps

Cash Flow and Financial Position
Net cash provided by operating activities	$91	$78	17%	$205	$112	83%
Capital Expenditures	53	18	186%	97	52	86%
Free cash flow	38	59	-36%	109	60	80%

Dividends Paid	19	17	14%	36	31	14%
Share Repurchases	226	44	412%	355	79	346%
Total Debt				1,123	912	23%
EBITDA[1]Leverage				1.4x	1.5x

Segment Results

Aerospace (Dollars in millions)
	Three Months Ended March 31,			Six Months Ended March 31,
	2026	2025	Year over Year	2026	2025	Year over Year
Commercial OEM	$218	$167	30%	$406	$322	26%
Commercial services	275	202	36%	520	366	42%
Defense OEM	151	138	9%	289	251	15%
Defense services	59	54	8%	123	118	4%

Sales	703	562	25%	1,338	1,056	27%
Segment Earnings	158	125	27%	306	219	40%
Segment Margin %	22.5%	22.2%	30 bps	22.9%	20.8%	210 bps

Segment earnings for the second quarter of 2026 were $158 million, or 22.5 percent of segment net sales. Segment earnings for the first half of fiscal 2026 were $306 million, or 22.9 percent of segment net sales. The increase in segment earnings in both periods was a result of price realization and higher sales volumes, partially offset by inflation, strategic investments in manufacturing capabilities, research and development, and the enterprise resource planning system upgrade.

Industrial (Dollars in millions)
	Three Months Ended March 31,			Six Months Ended March 31,
	2026	2025	Year over Year	2026	2025	Year over Year
Transportation	$177	$132	34%	$343	$239	43%
Power generation	136	126	7%	259	241	7%
Oil and gas	74	63	18%	147	120	23%

Sales	387	322	20%	749	601	25%
Segment Earnings	66	46	43%	133	86	54%
Segment Margin %	17.0%	14.3%	270 bps	17.7%	14.3%	340 bps

Industrial segment earnings for the second quarter of 2026 were $66 million, or 17.0 percent of segment net sales. Industrial segment earnings for the first half of fiscal 2026 were $133 million, or 17.7 percent of segment net sales. The increase in segment earnings in both periods was a result of higher sales volume, price realization, and favorable mix, partially offset by inflation and a reserve for a product performance claim.

Nonsegment (Dollars in millions)
	Three Months Ended March 31,			Six Months Ended March 31,
	2026	2025	Year over Year	2026	2025	Year over Year
Nonsegment Expense	$(45)	$(27)	68%	$(82)	$(49)	67%
Adjusted Nonsegment Expenses	(38)	(34)	12%	(75)	(62)	21%

Fiscal Year 2026 Guidance

Based on strong second quarter performance and improved confidence in the second half outlook, Woodward is raising its 2026 sales and earnings guidance.

	Prior FY26 Guidance	Revised FY26 Guidance
	Issued on February 2, 2026	Issued on April 29, 2026
Total Company
Sales growth	up 14% to 18%	up 20% to 23%
Adjusted EPS[3]	$8.20 - $8.60	$9.15 - $9.45
Free cash flow[3]	$300 - $350 million	No change
Capital expenditures	~$290 million	No change
Shares	~61 million	~61.5 million
Adjusted effective tax rate[3]	~22%	No change

Segment Data
Aerospace
Sales Growth	up 15% to 20%	up 21% to 24%
Segment Earnings (% of Sales)	22% to 23%	23% to 23.5%
Industrial
Sales Growth	up 11% to 14%	up 18% to 20%
Segment Earnings (% of Sales)	16% to 17%	18% to 18.5%

Conference Call

Woodward will hold an investor conference call at 5:00 p.m. ET on April 29, 2026, to provide an overview of the financial performance for its second quarter ended March 31, 2026, business highlights, and guidance for fiscal 2026. You are invited to listen to the live webcast of our conference call, or a recording, and view or download accompanying presentation slides at our website, www.woodward.com2.

You may also listen to the call by dialing 1-800-715-9871 (domestic) or 1-646-307-1963 (international). Participants should call prior to the start time to allow for registration; the Conference ID is 4675940. The call and presentation will be available on the website by selecting “Investors/Events & Presentations” from the menu and will remain accessible on the company’s website for one year.

About Woodward, Inc.
Woodward is the global leader in the design, manufacture, and service of energy conversion and control solutions for the aerospace and industrial equipment markets. Together with our customers, we are enabling the path to a cleaner, decarbonized world. Our innovative fluid, combustion, electrical, propulsion, and motion control systems perform in some of the world’s harshest environments. Woodward is a global company headquartered in Fort Collins, Colorado, USA. Visit our website at www.woodward.com.

Cautionary Statement
Information in this press release contains forward-looking statements regarding future events and our future results within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the continued strength in demand for our products and services; our investments in our business, including in our capabilities, innovation, and operational discipline, including whether these investments ultimately lead to sustained profitable growth and long-term shareholder value; and statements regarding our business and guidance for fiscal year 2026, including our guidance for sales, adjusted earnings per share, segment sales growth rates, segment earnings margin growth rates, adjusted effective tax rate, free cash flow, capital expenditures, and diluted weighted average shares outstanding, as well as our assumptions regarding our guidance, anticipated trends in our business and markets, including our assumptions regarding sales, demand, and margin expansion in fiscal 2026. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements include, but are not limited to: (1) global economic uncertainty and instability, including in the financial markets that affect Woodward, its customers, and its supply chain; (2) risks related to constraints and disruptions in the global supply chain and labor markets; (3) Woodward’s long sales cycle; (4) risks related to Woodward’s concentration of revenue among a relatively small number of customers; (5) Woodward’s ability to implement and realize the intended effects of any restructuring efforts; (6) Woodward’s ability to successfully manage competitive factors including expenses and fluctuations in sales, as well as innovation and new product development; (7) changes and consolidations in the aerospace market; (8) Woodward’s financial obligations including debt obligations and tax expenses and exposures; (9) risks related to Woodward’s U.S. government contracting activities including potential changes in government spending patterns; (10) volatility with respect to the China on-highway natural gas truck market; (11) Woodward’s ability to protect its intellectual property rights and avoid infringing the intellectual property rights of others; (12) changes in the estimates of fair value of reporting units or of long-lived assets; (13) environmental risks; (14) Woodward’s continued access to a stable workforce and favorable labor relations with its employees, including its ability to retain key personnel or attract and retain new qualified personnel; (15) Woodward’s ability to manage various regulatory and legal matters; (16) risks from operating internationally; (17) cybersecurity, data privacy, and other technological risks; and other risk factors and risks described in Woodward's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2025, any subsequently filed Quarterly Report on Form 10-Q, and other risks described in Woodward’s filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date hereof and Woodward assumes no obligation to update such statements, except as required by applicable law.

Woodward, Inc. and Subsidiaries Condensed Consolidated Statement of Earnings (Unaudited – In thousands)
	Three Months Ended March 31,		Six Months Ended March 31,
	2026	2025	2026	2025
Net sales	$1,090,568	$883,629	$2,087,022	$1,656,354
Costs and expenses:
Cost of goods sold	774,660	643,530	1,478,953	1,226,621
Selling, general, and administrative expenses	102,285	83,842	197,270	153,538
Research and development costs	46,119	37,230	83,875	67,437
Restructuring charges	6,815	-	6,815	-
Interest expense	12,035	11,889	22,379	24,230
Interest income	(715)	(1,021)	(1,416)	(2,398)
Other income, net	(18,058)	(24,804)	(37,432)	(47,891)
Total costs and expenses	923,141	750,666	1,750,444	1,421,537
Earnings before income taxes	167,427	132,963	336,578	234,817
Income taxes	33,414	24,014	68,846	38,777
Net earnings	$134,013	$108,949	$267,732	$196,040

Earnings per share amounts:
Basic earnings per share	$2.25	$1.83	$4.48	$3.30
Diluted earnings per share	$2.19	$1.78	$4.36	$3.20
Weighted average common shares outstanding:
Basic	59,611	59,432	59,725	59,323
Diluted	61,276	61,344	61,462	61,258

Cash dividends paid per share	$0.32	$0.28	$0.60	$0.53

Woodward, Inc. and Subsidiaries Condensed Consolidated Balance Sheets (Unaudited – In thousands)
	March 31, 2026	September 30, 2025
Assets
Current assets:
Cash and cash equivalents	$501,169	$327,431
Accounts receivable	931,231	831,116
Inventories	704,465	654,608
Income taxes receivable	69,743	1,553
Other current assets	65,314	69,706
Total current assets	2,271,922	1,884,414
Property, plant, and equipment, net	1,034,798	986,623
Goodwill	825,503	832,288
Intangible assets, net	408,801	428,080
Deferred income tax assets	44,737	118,711
Other assets	383,351	380,027
Total assets	$4,969,112	$4,630,143

Liabilities and stockholders’ equity
Current liabilities:
Short-term debt	$623,000	$122,300
Current portion of long-term debt	46,905	122,934
Accounts payable	305,855	289,417
Income taxes payable	54,532	59,655
Accrued liabilities	281,463	313,083
Total current liabilities	1,311,755	907,389
Long-term debt, less current portion	453,373	456,968
Deferred income tax liabilities	105,332	107,669
Other liabilities	573,192	591,727
Total liabilities	2,443,652	2,063,753
Stockholders’ equity	2,525,460	2,566,390
Total liabilities and stockholders’ equity	$4,969,112	$4,630,143

Woodward, Inc. and Subsidiaries Condensed Consolidated Statements of Cash Flows (Unaudited – In thousands)
	Six Months Ended March 31,
	2026	2025
Net cash provided by operating activities	$205,264	$112,341

Cash flows from investing activities:
Payments for purchase of property, plant, and equipment	(96,720)	(51,990)
Proceeds from sale of assets	-	33
Proceeds from short-term investments	65	2,923
Proceeds from business divestitures	-	44,896
Payments for acquisitions, net of cash acquired	(2,808)	-
Net cash (used in) investing activities	(99,463)	(4,138)

Cash flows from financing activities:
Cash dividends paid	(35,853)	(31,453)
Proceeds from sales of treasury stock	40,388	49,717
Payments for repurchases of common stock	(355,297)	(79,493)
Borrowings on revolving lines of credit and short-term borrowings	2,010,053	1,350,200
Payments on revolving lines of credit and short-term borrowings	(1,509,353)	(1,306,100)
Payments of long-term debt and finance lease obligations	(75,507)	(473)
Net cash provided by (used in) financing activities	74,431	(17,602)
Effect of exchange rate changes on cash and cash equivalents	(6,494)	(8,730)
Net change in cash and cash equivalents	173,738	81,871
Cash and cash equivalents, including restricted cash, at beginning of year	327,431	282,270
Cash and cash equivalents, including restricted cash, at end of period	501,169	$364,141

Woodward, Inc. and Subsidiaries Segment Net Sales and Net Earnings (Unaudited – In thousands)
	Three Months Ended March 31,		Six Months Ended March 31,
	2026	2025	2026	2025
Segment net sales:
Aerospace	703,321	561,729	1,338,218	1,055,611
Industrial	387,247	321,900	748,804	600,743
Total consolidated net sales	$1,090,568	$883,629	$2,087,022	$1,656,354
Segment earnings*:
Aerospace	158,075	124,616	306,470	219,341
As a percent of segment net sales	22.5%	22.2%	22.9%	20.8%
Industrial	65,721	45,967	132,715	86,164
As a percent of segment net sales	17.0%	14.3%	17.7%	14.3%
Total segment earnings	$223,796	$170,583	$439,185	$305,505
Nonsegment expenses	(45,049)	(26,752)	(81,644)	(48,856)
EBIT	$178,747	$143,831	$357,541	$256,649
Interest expense, net	(11,320)	(10,868)	(20,963)	(21,832)
Consolidated earnings before income taxes	$167,427	$132,963	$336,578	$234,817
*This schedule reconciles segment earnings, which exclude certain costs, to consolidated earnings before taxes.

Payments for property, plant and equipment	$52,591	$18,416	$96,720	$51,990
Depreciation expense	$22,482	$20,794	$44,178	$41,756

Woodward, Inc. and Subsidiaries Reconciliation of Net Earnings and EPS to Adjusted Earnings[1] and Adjusted EPS[1] (Unaudited – In thousands, except per share amounts)
	Three Months Ended March 31,
	2026		2025
	Net Earnings	Earnings Per Share	Net Earnings	Earnings Per Share
Net Earnings (U.S. GAAP)	$134,013	$2.19	$108,949	$1.78
Non-U.S. GAAP Adjustments
Restructuring charges	6,815	0.11	-	-
Product rationalization[a]	-	-	(11,163)	(0.18)
Business development activities[b]	-	-	3,793	0.06
Tax Effect of Non-U.S. GAAP Net Earnings Adjustments	(1,702)	(0.03)	1,811	0.03
Total non-U.S. GAAP Adjustments	5,113	0.08	(5,559)	(0.09)
Adjusted Net Earnings (Non-U.S. GAAP)	$139,126	$2.27	$103,390	$1.69

  Presented in the line item "Other income, net" in Woodward's Condensed Consolidated Statement of Earnings.
  Presented in the line item "Selling, general, and administrative expenses" in Woodward's Condensed Consolidated Statement of Earnings.

Woodward, Inc. and Subsidiaries Reconciliation of Net Earnings and EPS to Adjusted Net Earnings[1] and Adjusted EPS[1] (Unaudited – In thousands, except per share amounts)
	Six Months Ended March 31,
	2026		2025
	Net Earnings	Earnings Per Share	Net Earnings	Earnings Per Share
Net Earnings (U.S. GAAP)	$267,732	$4.36	$196,040	$3.20
Non-U.S. GAAP Adjustments
Restructuring charges	6,815	0.11	-	-
Product rationalization[a]	-	-	(20,524)	(0.33)
Business development activities[b]	-	-	7,310	0.12
Tax Effect of Non-U.S. GAAP Net Earnings Adjustments	(1,702)	(0.03)	3,130	0.05
Total non-U.S. GAAP Adjustments	5,113	0.08	(10,084)	(0.16)
Adjusted Net Earnings(Non-U.S. GAAP)	$272,845	$4.44	$185,956	$3.04

  Presented in the line item "Other income, net" in Woodward's Condensed Consolidated Statement of Earnings.
  Presented in the line item "Selling, general, and administrative expenses" in Woodward's Condensed Consolidated Statement of Earnings.

Woodward, Inc. and Subsidiaries Reconciliation of Income Tax Expense to Adjusted Income Tax Expense[1] (Unaudited – In thousands)
	Three Months Ended March 31,
	2026	2025
Income tax expense (U.S. GAAP)	$33,414	$24,014
Tax Effect of Non-U.S. GAAP Net Earnings Adjustments	1,702	(1,811)
Adjusted Income Tax Expense (Non-U.S. GAAP)	$35,116	$22,203
Adjusted Income Tax Rate (Non-U.S. GAAP)	20.2%	17.7%

Woodward, Inc. and Subsidiaries Reconciliation of Income Tax Expense to Adjusted Income Tax Expense[1] (Unaudited – In thousands)
	Six Months Ended March 31,
	2026	2025
Income tax expense (U.S. GAAP)	$68,846	$38,777
Tax Effect of Non-U.S. GAAP Net Earnings Adjustments	1,702	(3,130)
Adjusted Income Tax Expense (Non-U.S. GAAP)	$70,548	$35,647
Adjusted Income Tax Rate (Non-U.S. GAAP)	20.5%	16.1%

Woodward, Inc. and Subsidiaries Reconciliation of Net Earnings to EBIT[1] and Adjusted EBIT[1] (Unaudited – In thousands)
	Three Months Ended March 31,
	2026	2025
Net Earnings (U.S. GAAP)	$134,013	$108,949
Income Tax Expense	33,414	24,014
Interest Expense	12,035	11,889
Interest Income	(715)	(1,021)
EBIT (Non-U.S. GAAP)	178,747	143,831
Total non-U.S. GAAP Adjustments	6,815	(7,370)
Adjusted EBIT(Non-U.S. GAAP)	$185,562	$136,461

Woodward, Inc. and Subsidiaries Reconciliation of Net Earnings to EBIT[1] and Adjusted EBIT[1] (Unaudited – In thousands)
	Six Months Ended March 31,
	2026	2025
Net Earnings (U.S. GAAP)	$267,732	$196,040
Income Tax Expense	68,846	38,777
Interest Expense	22,379	24,230
Interest Income	(1,416)	(2,398)
EBIT (Non-U.S. GAAP)	357,541	256,649
Total non-U.S. GAAP Adjustments	6,815	(13,214)
Adjusted EBIT(Non-U.S. GAAP)	$364,356	$243,435

Woodward, Inc. and Subsidiaries Reconciliation of Net Earnings to EBITDA[1] and Adjusted EBITDA[1] (Unaudited – In thousands)
	Three Months Ended March 31,
	2026	2025
Net Earnings (U.S. GAAP)	$134,013	$108,949
Income Tax Expense	33,414	24,014
Interest Expense	12,035	11,889
Interest Income	(715)	(1,021)
Amortization of intangible assets	7,424	6,772
Depreciation Expense	22,482	20,794
EBITDA (Non-U.S. GAAP)	208,653	171,397
Total non-U.S. GAAP Adjustments	6,815	(7,370)
Adjusted EBITDA(Non-U.S. GAAP)	$215,468	$164,027

Woodward, Inc. and Subsidiaries Reconciliation of Net Earnings to EBITDA[1] and Adjusted EBITDA[1] (Unaudited – In thousands)
	Six Months Ended March 31,
	2026	2025
Net Earnings (U.S. GAAP)	$267,732	$196,040
Income Tax Expense	68,846	38,777
Interest Expense	22,379	24,230
Interest Income	(1,416)	(2,398)
Amortization of Intangible Assets	14,766	13,686
Depreciation Expense	44,178	41,756
EBITDA (Non-U.S. GAAP)	416,485	312,091
Total non-U.S. GAAP Adjustments	6,815	(13,214)
Adjusted EBITDA(Non-U.S. GAAP)	$423,300	$298,877

Woodward, Inc. and Subsidiaries Reconciliation of Non-Segment Expenses to Adjusted Non-Segment Expenses[1] (Unaudited – In thousands)
	Three Months Ended March 31,
	2026	2025
Non-Segment Expenses (U.S. GAAP)	$(45,049)	$(26,752)
Restructuring charges	6,815	-
Product rationalization	-	(11,163)
Business development activities	-	3,793
Adjusted Non-Segment Expenses (Non-U.S. GAAP)	$(38,234)	$(34,122)

Woodward, Inc. and Subsidiaries Reconciliation of Non-Segment Expenses to Adjusted Non-Segment Expenses[1] (Unaudited – In thousands)
	Six Months Ended March 31,
	2026	2025
Non-Segment Expenses (U.S. GAAP)	$(81,644)	$(48,856)
Restructuring charges	6,815	-
Product rationalization	-	(20,524)
Business development activities	-	7,310
Adjusted Non-Segment Expenses (Non-U.S. GAAP)	$(74,829)	$(62,070)

Woodward, Inc. and Subsidiaries Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow[1] (Unaudited – In thousands)
	Three Months Ended March 31,
	2026	2025
Net cash provided by operating activities (U.S. GAAP)	$90,827	$77,825
Payments for property, plant, and equipment	(52,591)	(18,416)
Free cash flow (Non-U.S. GAAP)	$38,236	$59,409

Woodward, Inc. and Subsidiaries Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow[1] (Unaudited – In thousands)
	Six Months Ended March 31,
	2026	2025
Net cash provided by operating activities (U.S. GAAP)	$205,264	$112,341
Payments for property, plant, and equipment	(96,720)	(51,990)
Free cash flow (Non-U.S. GAAP)	$108,544	$60,351

1Adjusted and Non-U.S. GAAP Financial Measures: Adjusted net earnings, adjusted earnings per share, adjusted income tax expense, adjusted effective income tax rate, EBIT, adjusted EBIT, EBITDA, adjusted EBITDA, and adjusted nonsegment expenses exclude, as applicable, (i) product rationalization, (ii) costs related to business development activities, and (iii) restructuring charges. The product rationalization adjustment pertains to the elimination and divestiture of certain product lines. The Company believes that these excluded items are short‐term in nature, not directly related to the ongoing operations of the business, and therefore, the exclusion of them illustrates more clearly how the underlying business of Woodward is performing. Guidance with respect to non-U.S. GAAP measures as provided in this release excludes, as applicable, restructuring charges.

EBIT (earnings before interest and taxes), adjusted EBIT, EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted EBITDA, free cash flow, adjusted net earnings, adjusted earnings per share, adjusted income tax expenses, adjusted effective income tax rate, and adjusted nonsegment expenses are financial measures not prepared and presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). Management uses EBIT and adjusted EBIT to evaluate Woodward’s operating performance without the impacts of financing and tax related considerations. Management uses EBITDA and adjusted EBITDA in evaluating Woodward’s operating performance, making business decisions, including developing budgets, managing expenditures, forecasting future periods, and evaluating capital structure impacts of various strategic scenarios. Management also uses free cash flow, which is derived from net cash provided by or used in operating activities less payments for property, plant, and equipment in reviewing the financial performance of Woodward’s business segments and evaluating cash generation levels. Securities analysts, investors, and others frequently use EBIT, EBITDA and free cash flow in their evaluation of companies, particularly those with significant property, plant, and equipment, and intangible assets that are subject to amortization. The use of any of these non-U.S. GAAP financial measures is not intended to be considered in isolation of, or as a substitute for, the financial information prepared and presented in accordance with U.S. GAAP. Because adjusted net earnings, adjusted earnings per share, EBIT, EBITDA, adjusted EBIT, and adjusted EBITDA exclude certain financial information compared with net earnings, the most comparable U.S. GAAP financial measure, users of this financial information should consider the information that is excluded. Free cash flow does not necessarily represent funds available for discretionary use and is not necessarily a measure of our ability to fund our cash needs. Management’s calculations of EBIT, EBITDA, adjusted net earnings, adjusted earnings per share, adjusted EBIT, adjusted EBITDA, adjusted effective income tax rate, adjusted nonsegment expenses, and free cash flow may differ from similarly titled measures used by other companies, limiting their usefulness as comparative measures. EBITDA leverage is calculated by taking a rolling twelve-month EBITDA divided by total debt.

2Website, Facebook: Woodward has used, and intends to continue to use, its Investor Relations website and its Facebook page as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

3FY26 Adjusted EPS, Free Cash Flow and Adjusted Effective Tax Rate: Information reconciling our FY26 adjusted EPS, free cash flow and adjusted effective tax rate guidance to the most directly comparable GAAP financial measures on a forward-looking basis is not available without unreasonable effort primarily due to [the unpredictability of the individual components of the most directly comparable GAAP financial measure and the variability of items excluded from each such measure. Such information may have a significant, and potentially unpredictable, impact on our future financial results.

Contact:
Dan Provaznik
Director, Investor Relations
970-498-3849
Dan.Provaznik@woodward.com